SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 25, 1999

                   ContiMortgage Home Equity Loan Trust 1999-2
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

                                                           16-1565860
                                                           16-1565861
       New York                       33-339505            16-1565862
       --------                       ---------            ----------
(State or Other Jurisdiction        (Commission)       (I.R.S. Employer
 of Incorporation)                   File Number)      Identification No.)

   c/o Manufacturers & Traders Trust
   One M&T Plaza
   Buffalo, New York
   Attn: Corporate Trust Department                        14240-2599
   --------------------------------                     ----------------
   (Address of Principal)                                  (Zip Code)

        Registrant's telephone number, including area code (716) 842-5589

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

    ------------------------------------------------------------------
    Note: Please see page 5 for Exhibit Index                   Page 1

Item 5.  Other Events.

     On April 25, 1999 a scheduled distribution was made from the Trust to holders of the Class A and B Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of March, 1999 dated April 25, 1999 attached hereto as Exhibit 19 is hereby incorporated by reference.

     In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of March, 1999 was $122,650.65

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

19. Trustee's Monthly Servicing Report for the month of March, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           By:   CONTISECURITIES ASSET FUNDING CORP.,
                                 As Depositor


                                   By: /s/ Joy B. Tobert
                                       -----------------------------------------
                                   Name:  Joy B. Tobert
                                   Title: Vice President and Assistant Secretary

Dated: April 28, 1999

                                  EXHIBIT INDEX

Exhibit No. Description

19.  Trustee's Monthly Servicing Report for the Month of March, 1999.